UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 10, 2021 (February 4, 2021)

ARK GLOBAL ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-40011	85-4768339
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4235 Hillsboro Pike, Suite 300
Nashville, Tennessee 37215
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (615) 632-0303

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-fourth of one redeemable warrant	ARKIU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	ARKI	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	ARKIW	The Nasdaq Stock Market LLC

Explanatory Note

Ark Global Acquisition Corp. is filing this Amendment No. 1 on Form 8-K/A (the “Amended Filing”) to its Form 8-K filed on February 10, 2021 (the "Original Report") solely to amend the incorrect closing date reported in Item 1.01. This Form 8-K/A only includes Item 1.01 and does not reflect the full text of the Original Report. This Form 8-K/A does not otherwise change or update the disclosures or exhibits set forth in the Original Report.

Item 1.01.	Entry into a Material Definitive Agreement.

On February 9, 2021, Ark Global Acquisition Corp. (the “Company”) consummated its initial public offering (“IPO”) of 34,500,000 units (the “Units”), including the issuance of 4,500,000 Units as a result of the underwriters’ exercise of their over-allotment option in full. Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share, and one-fourth of one redeemable warrant of the Company (“Warrant”), with each Warrant entitling the holder thereof to purchase one share of Class A common stock for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $345,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-251832) for the IPO, initially filed with the U.S. Securities and Exchange Commission (the “Commission”) on December 30, 2020, as amended (the “Registration Statement”):

•	An Underwriting Agreement, dated February 4, 2021, by and between the Company and Jefferies LLC, as representative of the underwriters (the “Representative”), a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

•	A Warrant Agreement, dated February 4, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

•	A Letter Agreement, dated February 4, 2021 (the “Letter Agreement”), by and among the Company, Ark Sponsors LLC and each of the initial stockholders of the Company, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

•	An Investment Management Trust Agreement, dated February 4, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

•	A Registration Rights Agreement, dated February 4, 2021, by and among the Company, Ark Sponsors LLC and the other holders party thereto, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

•	A Private Placement Warrants Purchase Agreement, dated February 4, 2021, by and between the Company and Ark Sponsors LLC (the “Private Placement Warrants Purchase Agreement”), a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

•	An Administrative Services Agreement, dated February 4, 2021, by and between the Company and Ark Sponsors LLC, a copy of which is attached as Exhibit 10.7 hereto and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARK GLOBAL ACQUISITION CORP.

	By:	/s/ Richard Williams
Name: Richard Williams
Title: Chief Executive Officer

Dated: February 23, 2021